Exhibit 99.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 33-68762, 33-74638, 33-86720, 33-91918, 33-93466, 33-64289, 333-15165, 333-26155, 333-46818, 333-47359, 333-62909, 333-80813, 333-82046, 333-106344, 333-109946, 333-110578, 333-138723 and 333-149604) and on Form S-8 (Nos. 333-38373, 333-64312, 333-96435, 333-92130, 333-97749, 333-118784 and 333-149466) of Pharmos Corporation of our report dated February 25, 2009 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
February 25, 2009